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                                                                   Exhibit 10.74

                            PIONEER POLAND U.S., L.P.

                        AMENDMENT TO AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT

     THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, dated January 26, 1995 (as amended to date, the "Agreement") of Pioneer Poland U.S., L.P., a Delaware limited partnership (the "Partnership"), is hereby amended effective as of the 18 day of October, 2001. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

     WHEREAS, PioGlobal Poland U.S. (Jersey) Limited, a Jersey, Channel Islands corporation formerly known as Pioneer Poland U.S. (Jersey) Limited ("PPL") is a special limited partner in the Partnership, holding an interest representing five Units (the "Interest");

     WHEREAS, PPL desires to transfer the Interest to Harbor Global II, Ltd., a Bermuda corporation ("HG"), and following such transfer to withdraw from the Partnership; and

     WHEREAS, HG desires to be admitted to the Partnership as a substitute limited partner in respect of the Interest formerly owned by PPL, and to assume the obligations of PPL to contribute capital to the Partnership at the times and on the terms specified in the Agreement, including without limitation, Section
2.01 of the Agreement; and

     WHEREAS, the General Partner of the Partnership has approved the transfer of the Interest and consented to the substitution of HG as the special limited partner of the Partnership.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Assignment and Assumption of Interest Currently Held by PPL. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PPL hereby assigns to HG all of its right, title and interest (including economic interest) in and to the Partnership, which Interest represents 5 Units being an Aggregate Subscribed Capital of US$2,425,000 of which US$2,425,000 is Drawndown Capital (the "Assigned Interest"), in consideration of HG assuming all of the obligations attributable to the Assigned Interest to contribute capital to the Partnership, in the amounts, on the terms and at the times specified in the Agreement, the assumption of such obligation being hereby acknowledged by HG. HG is hereby admitted to the




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     Partnership as a Limited Partner, with the rights and obligations of a
Limited Partner, and an economic interest equal to the economic interest represented by the Assigned Interest. Following such assignment, PPL shall have no further interest in the Partnership, and hereby withdraws from the Partnership. From and after the date hereof, all references in the Agreement to the "Special Limited Partner" shall mean and be deemed to refer to HG. HG agrees to be bound by and subject to the terms of the Agreement as a Limited Partner, including, for the avoidance of doubt, the provisions of Section 2.01(a).

     By its execution of this Amendment, HG hereby agrees to be bound by each and every provision of the Agreement which is applicable to a Limited Partner, including without limitation, the powers of attorney set forth in Sections 2.01(f) and 8.03 of the Agreement. HG hereby agrees that the Assigned Interest (in the Partnership) acquired hereby is subject to restrictions on transfer contained in the Agreement, and under applicable securities laws relating to unregistered securities, and HG agrees to abide by such restrictions. HG hereby represents and warrants that it is acquiring the interest in the Partnership for its own account for investment, and not with a view to the distribution thereof, and will not assign, transfer, pledge or hypothecate its interest in the Partnership except in accordance with the provisions of the Agreement.

     For purposes of the Agreement, including without limitation, Sections 6.01(a) and (b), the General Partner hereby consents to the assignment and transfer of the Assigned Interest, as contemplated hereby, and to the admission of HG as a substitute Limited Partner.

     2. Amendment to Schedule A. The Agreement, including Schedule A thereto, is hereby deemed to be amended to reflect the withdrawal of PPL as a Limited Partner from the Partnership, and the admission of HG to the Partnership as a substitute Limited Partner.

     3. In all other respects, the Agreement is hereby ratified and confirmed.

                           [Signature pages follow.]


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

GENERAL PARTNER:

PIONEER POLAND GP LIMITED PARTNERSHIP

By       PioGlobal Poland U.S. (Jersey) Limited,
         General Partner

         EXECUTED and unconditionally       )
         delivered as a Deed by             )
         PIOGLOBAL POLAND U.S. (JERSEY)     )
         LIMITED by execution under seal    )        /s/ Sophie Hay
         in the presence of:                         ------------------------
                                            )        [SEAL]
                                            )

         Director:  /s/ Denzil Boschat
                    -----------------------------

         Director/Secretary:   /s/ Katherine Wilson
                              ---------------------



WITHDRAWING LIMITED PARTNER:

PIOGLOBAL POLAND U.S. (JERSEY) LIMITED

EXECUTED and unconditionally                )
delivered as a Deed by                      )
PIOGLOBAL POLAND U.S. (JERSEY)              )
LIMITED by execution under seal             )
in the presence of:                         )        /s/ Sophie Hay
                                                     -------------------------
                                            )        [SEAL]
                                            )
Director:  /s/ Denzil Boschat
           ------------------------------

Director/Secretary:  /s/ Katherine Wilson
                     --------------------


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LIMITED PARTNER ADMITTED HEREBY:

HARBOR GLOBAL II, LTD.

EXECUTED and unconditionally                )
delivered as a Deed by                      )
HARBOR GLOBAL II, LTD.                      )
by execution under seal                     )        /s/ Stephen G. Kasnet
in the presence of:                                  -------------------------
                                            )        [SEAL]
                                            )

          Director:  /s/ John H. Valentine
                     ------------------------------

          Director/Secretary:  /s/ W. Reid Sanders
                               --------------------


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